                                UNITED  STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               February 12, 1999


                           AVONDALE FINANCIAL CORP.
            (Exact Name of Registrant as specified in its Charter)


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
                   DELAWARE                              0-24566                        36-3895923
(State or other jurisdiction of incorporation)    (Commission File No.)    (IRS Employer Identification Number)
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20 NORTH CLARK STREET, CHICAGO, ILLINOIS                                   60602
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(Address of principal executive offices)



Registrant's telephone number, including area code:  (312) 782-6200
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                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events

     Avondale Financial Corp. ("Avondale") is filing this Current Report on Form 8-K to incorporate by reference herein the financial results for the quarter ended December 31, 1998 of Coal City Corporation ("Coal City").

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99   Press Release of Coal City dated February 5, 1999.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      AVONDALE FINANCIAL CORP.

Date: February 12, 1999               By: /s/ ROBERT S. ENGELMAN, JR.
                                          ---------------------------
                                          Robert S. Engelman, Jr.
                                          President and Chief Executive
                                          Officer
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                                 EXHIBIT INDEX

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EXHIBIT
NUMBER                     DESCRIPTION
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
99         Press Release of Coal City dated February 5, 1999.
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